Supplement dated April 30, 2019

to the Prospectuses for

VARIABLE UNIVERSAL LIFE INSURANCE POLICY (May 1, 2009)

FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY (May 1, 2006)

Issued by

FARM BUREAU LIFE INSURANCE COMPANY

FARM BUREAU LIFE VARIABLE ACCOUNT

This Supplement updates certain information in the prospectus for each variable life insurance policy listed above (each a “Policy”). All terms not defined in this supplement shall have the same meanings as the terms used in the prospectuses. Please read this Supplement carefully and keep it for future reference. No other action is required of you.

Beginning January 1, 2021, we will no longer send you paper copies of shareholder reports for the Investment Options (“Reports”) unless you specifically request paper copies from us.  Instead, the Reports will be available via website. We will notify you by mail each time the Reports are posted.  The notice will provide the website link to access the Report as well as instructions for requesting paper copies.  If you wish to continue receiving your Reports in paper free of charge from us, please call 1-800-247-4170.  Your election to receive the Reports in paper will apply to all Investment Options available with your Policy.

If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action.  If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at 1-800-247-4170.

If you have any questions regarding this Supplement you may contact us by writing to Farm Bureau Life Insurance Company 5400 University Ave West Des Moines, IA 50266 or by calling toll-free at 1-800-247-4170.